EXHIBIT 10.12

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

FIRST AMENDMENT TO PELLET SALE AND PURCHASE AGREEMENT

     This FIRST AMENDMENT TO PELLET SALE AND PURCHASE AGREEMENT (the “Amendment”) is entered into, dated and effective as of December 16, 2004, by and among THE CLEVELAND-CLIFFS IRON COMPANY, an Ohio corporation (“CCIC”), CLIFFS MINING COMPANY, a Delaware corporation (“CMC”), NORTHSHORE MINING COMPANY, a Delaware corporation (“Northshore”), CLIFFS SALES COMPANY, an Ohio corporation formerly known as Northshore Sales Company (“Sales”; CCIC, CMC, Northshore and Sales, collectively, "Cliffs”), INTERNATIONAL STEEL GROUP INC., a Delaware corporation (“ISG”), ISG CLEVELAND INC., a Delaware corporation (“ISG Cleveland”), and ISG INDIANA HARBOR INC., a Delaware corporation (“ISG Indiana Harbor”; ISG, ISG Cleveland and ISG Indiana Harbor, collectively, “Steel”).

RECITALS

     WHEREAS, Cliffs and Steel desire to enter into this Amendment to amend their Pellet Sale and Purchase Agreement, dated as of April 10, 2002 (the “Agreement”);

     NOW, THEREFORE, in consideration of the premises, their mutual covenants and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The WHEREAS clause appearing on pages 1 and 2 of the Agreement is hereby deleted and the following added as a new WHEREAS clause:

     WHEREAS, Cliffs desires to sell to Steel and Steel desires to purchase from Cliffs certain quantities of grades of iron ore pellets as follows: (i) such grades of iron ore standard pellets being those produced at the [****] iron ore pellet plant (“[****] Pellets”), located in [****] (“[****] Mine”); (ii) such grades of iron ore flux pellets being those produced at the [****] iron ore plant (“[****] Pellets”), located in [****] (“[****] Mine”); (iii) such grades of iron ore standard pellets being those produced at the [****] iron ore pellet plant (“[****] Pellets”), located in [****] (“[****] Mine”); (iv) such grades of iron ore standard pellets being those produced at the [****] iron ore pellet plant (“[****] Pellets”), located in [****] (“[****] Mine”); (v) such grades of iron ore partial flux pellets being those produced at the [****] iron ore plant (“[****] Pellets”), located in [****] (“[****] Mine”); or (vi) such other pellet grades as may be mutually agreed to by the parties hereto (such [****] Pellets, [****] Pellets, [****] Pellets, [****] Pellets, [****] Pellets, and other mutually agreed upon pellets collectively being referred to herein as “Cliffs Pellets”), all on the conditions contained herein.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

2. Section 4(c) of the Agreement is hereby deleted and the following added as a new Section 4(c):

     (c) With respect to the tonnage of [****] Pellets which Cliffs will have available for sale to Steel, on or before December 31 of each year Cliffs shall notify Steel in writing as to the tonnage of [****] Pellets Cliffs shall sell to Steel, which tonnage shall equal Steel’s Annual Pellet Tonnage Requirements for such year.

3. Section 5(c) of the Agreement is hereby deleted and the following is added as a new Section 5(c):

     (c) The prices for the specific grades of Cliffs Pellets sold and purchased in each of the years 2003 and 2004 for the Cleveland Works or other dock area designated by Steel pursuant to Section 8(a), and the Indiana Harbor Works shall be based on the [****] prices per iron unit as described in Section 5(a) (iii) and 5(b)(ii) above (“[****] prices per iron unit for each of the Cleveland Works and the Indiana Harbor Works”), which [****] prices per iron unit for each of the Cleveland Works and the Indiana Harbor Works shall then be adjusted, up or down, in the year [****] by an amount as determined in accordance with Section 5(d) below.

4. Sections 5(g)(i)(1) and (2) of the Agreement are hereby deleted and the following is added as new Sections 5(g)(i)(1) and 5(g)(i)(2):

     (g)(1) In [****], annual special steel pricing payments (“Special Payment”) shall be made, wherein Cliffs shall pay Steel or Steel shall pay Cliffs, as the case may be, [****]. The amount of the Special Payment shall be determined as follows:

(1)	If during [****], Steel’s [****], Cliffs shall pay Steel an amount equal to: (w) the amount [****], (x) multiplied by [****], (y) multiplied by [****], (z) multiplied by [****].

(2)	If during [****], Steel’s [****], Steel shall pay Cliffs an amount equal to: (w) the amount [****], (x) multiplied by [****], (y) multiplied by the [****], (z) multiplied by the [****].

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

5. The following is added as a new section 5A:

     5A(a) The prices for specific grades of Cliffs Pellets sold and purchased in each of the years [****] and thereafter for the Cleveland Works or other dock areas designated by Steel pursuant to Section 8(a), and Indiana Harbor Works shall be based on [****] Prices as described in Section 5A(b), below, which [****] Prices for each of the Cleveland Works and the Indiana Harbor Works shall then be adjusted quarterly, up or down, in the year [****] and thereafter by an amount as determined in accordance with Section 5A(c) below.

     (b) For purposes of this Section 5A, the [****] Prices per iron unit for Cliffs Pellets shall be as follows:

Cleveland Works

		Expected	Estimated
	[****]	Natural	Price
Grade	[****] Price	Iron Content	Per Ton
[****] Flux	$[****]	[****]	$[****]
[****] Partial Flux	$[****]	[****]	$[****]
[****] Standard	$[****]	[****]	$[****]
[****] Standard	$[****]	[****]	$[****]
[****] Standard	$[****]	[****]	$[****]

Indiana Harbor Works

		Expected	Estimated
	[****]	Natural	Price
Grade	[****] Price	Iron Content	Per Ton
[****] Flux	$[****]	[****]	$[****]
[****] Partial Flux	$[****]	[****]	$[****]
[****] Standard	$[****]	[****]	$[****]
[****] Standard	$[****]	[****]	$[****]
[****] Standard	$[****]	[****]	$[****]

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     (c) In order to determine the adjusted prices to be paid during the years [****] and thereafter for the Cliffs Pellets, the [****] Prices for each of the Cleveland Works and the Indiana Harbor Works and each of the following respective year’s then-adjusted prices per iron unit for each of the Cleveland Works and the Indiana Harbor Works shall be further adjusted, up or down, each year for the year in determination as follows:

(1)	Divide (x) the numerator, which is the amount by which the [****] (“[****]”) for the calendar year in determination changes (up or down) from the immediately preceding calendar year’s [****]; by (y) the denominator, which is the immediately preceding calendar year’s [****], and multiply the result obtained by [****]; and

(2)	Divide (x) the numerator, which is the amount by which the [****] (“[****]”) for the calendar year in determination changes from the immediately preceding calendar year’s [****]; by (y) the denominator, which is the immediately preceding calendar year’s [****], and multiply the result obtain by [****]; and

(3)	Sum the results obtained in paragraphs (1) and (2) above and multiply that total by [****]; and

(4)	Multiply the results determined in (3) above by the preceding year’s adjusted prices per iron unit, which will then equal the current year’s price adjustment per

(5)	Add the result determined in (4) above to the preceding year’s adjusted price per iron unit for the Cleveland Works and the Indiana Harbor Works, which will then equal the current year’s adjusted prices per iron unit for the Cleveland Works and the Indiana Harbor Works; and

(6)	Multiply the result determined in (5) above by the current year’s expected natural iron content, which will then equal the current year’s estimated price per ton for the Cleveland Works and the Indiana Harbor Works.

     Those adjusted prices per ton shall then become the contract’s year estimated price for the Cliffs Pellets delivered to the Cleveland Works and the Indiana Harbor Works for the year in determination.

     (d) The final price for all tons sold by Cliffs to Steel shall be based on actual natural iron content shipped, as provided in Section 6 of this Agreement.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     (e) Attached as Exhibit 5 is an example of the adjustment formula applying the provisions of Sections 5A(b) and 5A(c).

     (f) (i) Beginning in [****], a Special Payment shall be made in each year, wherein Cliffs shall pay Steel or Steel shall pay Cliffs, as the case may be, if [****]. The amount of the Special Payment shall be determined as follows:

(1)	In any contract year in which [****], Cliffs shall pay Steel an amount equal to: (w) the amount [****], (x) multiplied by [****], (y) multiplied by [****], (z) multiplied by the total tons of Cliffs Pellets which Steel [****] in the contract year.

(2)	In any contract year in which [****], Steel shall pay Cliffs an amount equal to: (w) the amount [****], (x) multiplied by [****], (y) multiplied by [****], (z) multiplied by the total tons of Cliffs Pellets which Steel [****] in the contract year.

(3)	For the purpose of estimating the Special Payment, a steel pricing payment calculation shall be made by Steel following the end of each quarter, using the formula provided for in Sections 5A(f)(i)(1) and 5A(f)(i)(2) above for each quarter. This calculation (and payment, if any) shall be based on [****]. Within 30 days following each quarter Steel shall notify Cliffs in writing of the amount (if any) payable by Cliffs to Steel or Steel to Cliffs, and a quarterly payment, if any, shall be made by Cliffs to Steel or Steel to Cliffs, as the case may be, within 45 days after the end of each quarter.

(4)	The final Special Payment calculation shall be made after the end of the year in accordance with Sections 5A(f)(i)(1) and 5A(f)(i)(2) above which will reflect [****] adjustment will be made to reflect any difference between the actual year’s Special Payment and the quarterly estimated payments that were made during the year. Payment due, from either party, as a result of the actual annual calculation shall be made by February 15 of the year following the contract year.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

(5)	Attached as Exhibits 6 and 7 are examples of the calculations applying the provisions of Sections 5A(f)(i).

     (ii) In the event that in any year [****] are less than [****], then Cliffs and Steel agree to review the [****]. If the [****] are greater than or equal to [****] of Steel’s [****], then the provisions of Section 5A(f)(i) shall apply without further modification. If such [****] threshold is still not satisfied, then Cliffs and Steel agree to substitute [****]. The [****] which are used for the price ranges, as provided for in Section 5A(f)(i) above, shall be adjusted as follows: (i) the [****] (ii) the [****], (iii) with the difference between (i) and (ii) above being added to both the [****] to determine the revised ranges for the [****] in order to determine the Special Payment.

     (g) Prices for Cliffs Pellets shall be adjusted on a calendar quarterly basis based upon estimated and/or actual changes, as applicable, in the published indices specified in Section 5A(c) (“Quarterly Price Adjustment”). Cliffs shall calculate the Quarterly Price Adjustment and provide Steel with such Quarterly Price Adjustment by the 15th day after the end of each calendar quarter, or on such later date as may be mutually agreed between Cliffs and Steel. Cliffs shall issue an invoice or credit memo, as the case may be, to Steel concurrently with the Quarterly Price Adjustment, and payment from Cliffs to Steel or Steel to Cliffs, as the case may be, shall be made by the 15th day following issuance of the invoice or credit memo, as the case may be.

6. Exhibit 1 is hereby deleted and a new Exhibit 1 is hereby attached to this Agreement and incorporated in the Agreement by reference.

* * * END OF PAGE * * *

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers.

THE CLEVELAND-CLIFFS IRON COMPANY		INTERNATIONAL STEEL GROUP INC.
By:	/s/ William R. Calfee Name: William R. Calfee Title: President	By:	/s/ Rodney B. Mott Name: Rodney B. Mott Title:
CLIFFS MINING COMPANY		ISG CLEVELAND INC.
By:	/s/ William R. Calfee Name: William R. Calfee Title: Executive Vice President — Commercial	By:	/s/ Rodney B. Mott Name: Rodney B. Mott Title:
NORTHSHORE MINING COMPANY		ISG INDIANA HARBOR INC.
By:	/s/ William R. Calfee Name: William R. Calfee Title: Executive Vice President — Commercial	By:	/s/ Rodney B. Mott Name: Rodney B. Mott Title:
CLIFFS SALES COMPANY
By:	/s/ William R. Calfee Name: William R. Calfee Title: Executive Vice President — Commercial

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

EXHIBIT 1

CLEVELAND-CLIFFS [****] PELLET TYPICAL ANALYSIS
AS LOADED TO VESSEL FOR SHIPMENT*

		[***]			[***]			[***]			[***]			[***]
Report
	Frequency	Typical	[***]	[***]	Typical	[***]	[***]	Typical	[***]	[***]	Typical	[***]	[***]	Typical	[***]	[***]
Moisture	[***]	[***]			[***]			[***]			[***]			[***]
A. DRY CHEMICAL ANALYSIS
Total Iron	[***]	[***]			[***]			[***]			[***]			[***]
SiO2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Al2O3	[***]	[***]			[***]			[***]			[***]			[***]
CaO	[***]	[***]			[***]			[***]			[***]			[***]
MgO	[***]	[***]			[***]			[***]			[***]			[***]
Mn	[***]	[***]			[***]			[***]			[***]			[***]
Phos	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
S	[***]	[***]			[***]			[***]			[***]			[***]
TiO2	[***]	[***]			[***]			[***]			[***]			[***]
Na2O	[***]	[***]			[***]			[***]			[***]			[***]
K2O	[***]	[***]			[***]			[***]			[***]			[***]

B. SIZING. Wt. %
% + 1/2”	[***]	[***]			[***]			[***]			[***]			[***]
% - 1/2” x + 3/8”	[***]	[***]			[***]			[***]			[***]			[***]
% - 3/8 x + 1/4”	[***]	[***]			[***]			[***]			[***]			[***]
% - 1/4”	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
% - 28 mesh

C. TUMBLE TEST
% + 1/4” before tumble	[***]	[***]			[***]			[***]			[***]			[***]
% + 1/4” after tumble	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Q Index	[***]	[***]			[***]			[***]			[***]			[***]
Tumble Index - 28 mesh	[***]	[***]			[***]			[***]			[***]			[***]

D. COMPRESSION TEST
Minus 1/2” by plus 7/16”
Minus 1/2” by plus 3/8”	[***]	[***]			[***]			[***]			[***]			[***]

TYPICAL ANALYSIS		[***]
S.D.		[***]
ANALYSIS LIMITS		[***]
LETTER “V” DENOTES		[***]
LETTER “M” DENOTES		[***]
LETTER “SA” DENOTES		[***]

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

EXHIBIT 5

PRICE ADJUSTMENT FORMULA
[****], [****], [****], [****], AND [****] PELLETS
FOR YEARS 2005 THROUGH 2016

Current Year’s Price Adjustment Calculation
1. Section 5A(b) and 5A(c)
(1)	[****]	X	[****] = A
[****]

(2)	[****]	X	[****] = B
[****]

(3) (4) ((A + B) X 75.00%) X	Preceding Year’s Adjusted Price Per Iron Unit	=	Current Year’s Price Adjustment Per Iron Unit

Current Year’s Adjusted Price Per Iron Unit

(5) Current Year’s Price Adjustment Per Iron Unit	+ Preceding Year’s Adjusted Price Per Iron Unit	=	Current Year’s Adjusted Price Per Iron Unit

Current Year’s Estimated Pellet Price Per Ton

(6) Current Year’s Adjusted Price Per Iron Unit	X Current Year’s Expected Natural Iron Content	=	Current Year’s Estimated Pellet Price Per Ton

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

EXHIBIT 6

[****] FORMULA
[****], [****], [****], [****], AND [****] PELLETS
FOR THE YEARS 2005 THROUGH 2016

	Example 1	Example 2	Example 3	Example 4	Example 5	Example 6
[****]	[****]	[****]	[****]	[****]	[****]	[****]

First Quarter
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]

Second Quarter
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]

Third Quarter
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]

Year
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

EXHIBIT 7

SUBSTITUTE [****] EXAMPLE
[****]
FOR YEARS 2005 THROUGH 2016

Contract [****] — [****]

Contract [****] — [****]

In The Event That [****] Annual Total [****] Are Less Than [****], Then Steel And Cliffs Agree To Substitute Another [****] — Substitute [****]

Determine Substitute [****]

(1) Current Year’s Actual Average [****] of Substituted [****] — Prior Year’s [****] = A

(2) A + [****] = [****]

(3) A + [****] = [****]

Results From (2) and (3) Above Determine Substitute [****]